UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2025

Actuate Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42139	47-3044785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 River Run, Suite 400 Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 887-8455

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	ACTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2025, Actuate Therapeutics, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of March 27, 2025, with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right, in its sole discretion, to sell to B. Riley Principal Capital II up to $50,000,000 of newly issued shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital II under the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to B. Riley Principal Capital II’s purchase obligation set forth in the Purchase Agreement (the initial satisfaction of such conditions, the “Commencement”, and the date on which the Commencement occurs, the “Commencement Date”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital II of shares of Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC, the Company will have the right, but not the obligation, from time to time at its sole discretion over the 36-month period beginning on the Commencement Date, to direct B. Riley Principal Capital II to purchase a specified number of shares of Common Stock, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “Market Open Purchase”), by delivering written notice to B. Riley Principal Capital II prior to the commencement of trading of the Common Stock on The Nasdaq Global Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date is not less than a specified threshold price as set forth in the Purchase Agreement (the “Threshold Price”) and (ii) all shares of Common Stock subject to all prior Market Open Purchases and all prior Intraday Purchases (as defined below) effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

The purchase price of the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in a Market Open Purchase pursuant to the Purchase Agreement will be determined by reference to the volume weighted average price of the Common Stock (“VWAP”) during the period (the “Market Open Purchase Valuation Period”) beginning at the official open (or “commencement”) of the regular trading session on Nasdaq on the applicable Purchase Date and ending at the earliest to occur of (i) such time of official close of the regular trading session, (ii) such time during such regular trading hour period, the trading volume threshold calculated in accordance with the Purchase Agreement is reached, and (iii) if the Company further specifies in the applicable purchase notice for such Market Open Purchase that a “limit order discontinue election” shall apply to such Market Open Purchase, such time the trading price of the Common Stock on Nasdaq during such Market Open Purchase Valuation Period falls below the applicable minimum price threshold determined in accordance with the Purchase Agreement, less a fixed 3.0% discount to the VWAP for such Market Open Purchase Valuation Period. The calculations of the VWAP and the volume of shares traded for purposes of determining whether such volume threshold is reached will exclude the opening and closing trades in the Common Stock during regular trading hours on the applicable Purchase Date, to the extent they occur during the applicable Market Open Purchase Valuation Period and if the Company specifies a limit order discontinue election, any trades in the Common Stock during the applicable Market Open Purchase Valuation Period at a price below the applicable minimum price threshold determined in accordance with the Purchase Agreement.

In addition to the Market Open Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct B. Riley Principal Capital II to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those applicable to Market Open Purchases (each, an “Intraday Purchase”), by timely delivering an irrevocable written notice of such Intraday Purchase to B. Riley Principal Capital II after 10:00 a.m., New York City time (and after the Market Open Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date, if applicable, have ended), and prior to 3:30 p.m., New York City time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as (i) the closing sale price of the Common Stock on Nasdaq on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Common Stock subject to all prior Market Open Purchases, and all prior Intraday Purchases effected by the Company under the Purchase Agreement (as applicable) have been received by B. Riley Principal Capital II at such time and in the manner set forth in the Purchase Agreement.

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The per share purchase price for the shares of Common Stock that the Company elects to sell to B. Riley Principal Capital II in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same fixed 3.0% discount to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different purchase valuation periods during the regular trading session on Nasdaq on such Purchase Date than the Market Open Purchase Valuation Period applicable to a Market Open Purchase effected on such Purchase Date (if any), each of which will commence and end at different times on such Purchase Date and will not overlap with any other purchase valuation period on such Purchase Date (each, an “Intraday Purchase Valuation Period”).

There is no upper limit on the price per share that B. Riley Principal Capital II could be obligated to pay for the Common Stock the Company may elect to sell to it in any Market Open Purchase, or any Intraday Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to B. Riley Principal Capital II in a Market Open Purchase, and an Intraday Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Market Open Purchase or during the applicable Intraday Purchase Valuation Period for such Intraday Purchase.

The Company will control the timing and amount of any sales of Common Stock to B. Riley Principal Capital II that it may elect, in its sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital II under the Purchase Agreement more than 3,904,374 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by B. Riley Principal Capital II for all of the shares of Common Stock that the Company directs B. Riley Principal Capital II to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $7.56 per share (representing the lower of (a) the official closing price of the Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account the payment of the Cash Commitment Fee (as defined below) to B. Riley Principal Capital II as consideration for B. Riley’s commitment to purchase shares of Common Stock at the Company’s direction at such times as the Company may determine in its sole discretion during the term of the Purchase Agreement), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement. Moreover, the Company may not issue or sell any shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by B. Riley Principal Capital II and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in B. Riley Principal Capital II beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds from sales of Common Stock by the Company to B. Riley Principal Capital II under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement. To the extent the Company elects to sell shares of Common Stock to B. Riley Principal Capital II under the Purchase Agreement from and after the Commencement Date, the Company currently plans to use any net proceeds therefrom for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on the Company entering into certain specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance by the Company of securities convertible into, or exercisable or exchangeable for shares of Common Stock, at variable or future determined conversion, exercise or exchange prices based on the market prices of the Common Stock at the time of conversion, exercise or exchange thereof, or otherwise at such times or during such periods after the date such convertible, exercisable or exchangeable securities were issued by the Company, or the Company effecting or entering into an agreement to effect an “equity line of credit,” “at the market offering” or other substantially similar continuous offering with a third party (other than with B. Riley Principal Capital II or one of its affiliates), in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price.

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B. Riley Principal Capital II has agreed that none of B. Riley Principal Capital II, any of its officers, or any entity managed or controlled by B. Riley Principal Capital II will engage in or effect, directly or indirectly, for its own principal account or for the principal account of any such entities, managed or controlled by B. Riley Principal Capital II, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month following the 36-month anniversary of the Commencement Date, (ii) the date on which B. Riley Principal Capital II shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $50,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty to the Company, upon 10 trading days’ prior written notice to B. Riley Principal Capital II. The Company and B. Riley Principal Capital II may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Market Open Purchase or any Intraday Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital II may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement. No provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or B. Riley Principal Capital II from and after the date that is one trading day immediately preceding the date on which the initial resale registration statement that the Company is required to file with the SEC under the Registration Rights Agreement is first filed with the SEC.

As consideration for B. Riley Principal Capital II’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to pay B. Riley Principal Capital II a cash commitment fee in the amount of up to $500,000 (the “Cash Commitment Fee”), which represents 1.0% of B. Riley Principal Capital II’s $50,000,000 total aggregate purchase commitment under the Purchase Agreement. The Cash Commitment Fee will be paid by withholding cash amounts equal to 10% of the total aggregate purchase price payable by B. Riley Principal Capital II to the Company in connection with each Market Open Purchase or Intraday Purchase effected under the Purchase Agreement, until such time as B. Riley Principal Capital II shall have received from such cash withholdings a maximum amount in cash equal to $500,000.

In addition, the Company has agreed to reimburse B. Riley Principal Capital II for the reasonable legal fees and disbursements of B. Riley Principal Capital II’s legal counsel in an amount not to exceed (i) $100,000 upon our execution of the Purchase Agreement and Registration Rights Agreement and (ii) $5,000 per fiscal quarter, in each case in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement.

Under the Purchase Agreement, if a “qualified independent underwriter” (“QIU”) is required to participate in the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement in order for such transactions to be in full compliance with the applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), including FINRA Rule 5121, the Company has agreed to reimburse B. Riley Principal Capital II $25,000 of the fees and expenses of such QIU upon the execution of the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The securities that may be issued under the Purchase Agreement are being offered and sold by the Company in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. B. Riley Principal Capital II represented to the Company in the Purchase Agreement that it is an “accredited investor,” as defined in Regulation D, and is acquiring the securities under the Purchase Agreement for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public distribution thereof in violation of the Securities Act or any applicable state securities or “Blue Sky” laws. Accordingly, the offer and sale by the Company of the securities that have been or may be issued to B. Riley Principal Capital II under the Purchase Agreement is not being registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements about us, including our financing needs and plans. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements related to present facts or current conditions or of historical facts, contained in this press release are forward-looking statements. Accordingly, these statements and other forward-looking statements that we may make involve estimates, assumptions, substantial risks and uncertainties which could cause actual results to differ materially from those expressed in them, including but not limited to our ability to fund development activities, including because our financial condition raises substantial doubt as to our ability to continue as a going concern and we will require substantial additional capital to finance our operations, and a failure to obtain this necessary capital in the near term on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our development programs, commercialization efforts or other operations; our ability to raise funds through sales of our Common Stock under the Purchase Agreement and the amount of proceeds, if any, that we may receive from such sales; and that the timing, sales price and volume of any shares sold under the Purchase Agreement are uncertain due to the impact of market and other conditions. In addition, any forward-looking statements are qualified in their entirety by reference to the factors discussed under the heading “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 13, 2025 and other filings with the SEC. Because the risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Unless legally required, we do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Securities Purchase Agreement, dated March 27, 2025, by and between Actuate Therapeutics, Inc. and B. Riley Principal Capital II, LLC
10.2	Registration Rights Agreement, dated March 27, 2025, by and between Actuate Therapeutics, Inc. and B. Riley Principal Capital II, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Therapeutics, Inc.

Date: March 28, 2025	By:	/s/ Daniel M. Schmitt
Name: Daniel M. Schmitt
Title: President and Chief Executive Officer

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